UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 11, 2025

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
3.250% Notes due 2032	PPG32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2025, the Board of Directors of PPG Industries, Inc. (the “Company”) elected Todd M. Schneider as a director of the Company, effective January 14, 2026. Mr. Schneider will serve in the class of directors whose term expires at the 2026 Annual Meeting of Shareholders. The Board of Directors appointed Mr. Schneider to the Nominating and Governance Committee and the Sustainability and Innovation Committee of the Board of Directors.

As an independent director of the Company, Mr. Schneider will be entitled to receive compensation consistent with that of the Company’s other independent directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 6, 2025 under the caption “Compensation of Directors,” which portion of such proxy statement is incorporated herein by reference.

Mr. Schneider is President and Chief Executive Officer of Cintas Corporation. In 2024, PPG sold approximately $13,000 of products and services to Cintas, and PPG purchased approximately $9,350,000 of products and services from Cintas. In the first three fiscal quarters of 2025, PPG purchased approximately $7,550,000 of products and services from Cintas. Such purchases were made in the ordinary course of each company’s business and amount to less than one percent of each company’s consolidated gross revenues for fiscal year 2024 and for the first three fiscal quarters of 2025.

Mr. Schneider was not selected as a director of the Company pursuant to any arrangement or understanding between Mr. Schneider and any other person or entity.

A press release reporting the election of Mr. Schneider as a director of the Company is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99	Press release of PPG Industries, Inc. dated December 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: December 11, 2025	By:	/s/ Timothy M. Knavish
Timothy M. Knavish
Chairman and Chief Executive Officer